UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/13

Item 1.  Reports to Stockholders.

PTA	PTA COMPREHENSIVE ALTERNATIVES FUND

Annual Report

April 30, 2013

1-888-899-2726

www.PreservationTrust.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

PTA COMPREHENSIVE ALTERNATIVES FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2013

Dear Fellow Shareholder,

We are pleased to present the second annual report for the PTA Comprehensive Alternatives Fund (the “Fund”) for your information. We appreciate the conﬁdence and trust you have placed with us.

On November 1, 2011, Preservation Trust Advisors (“PTA”) became the Manager to the Bull Path Long Short Fund, an alternative long-short strategy and simultaneously converted it to PTA Comprehensive Alternatives Fund, a more broad multi-alternatives strategy (same ticker symbols: BPFIX, BPFAX, BPFCX).

The goal of the Fund is to provide a comprehensive conservative liquid alternatives allocation through what we believe are exclusive best-in-class private alternatives investment managers. The Fund seeks to achieve long term capital appreciation with an emphasis on positive (absolute) returns and low correlation to traditional ﬁnancial market indices.

For the twelve month period ending April 30, 2013, the Fund (Institutional Class) generated returns of 0.12%, the Multi-Alternative Index was 2.97% and the S&P 500Index was 16.89%. Throughout this period, PTA added four new sub-advisor strategies, building the current total to ﬁve different investment approaches and achieving a broad exposure to different alternatives strategies and broad diversiﬁcation. At the time PTA acquired the Bull Path fund the portfolio turnover rate was 552%. Under PTA, the Fund has signiﬁcantly lowered the turnover rate to 170%. Standard deviation (volatility) has also been signiﬁcantly reduced and currently averages below 2%.

In April 2012, the Fund allocated to its ﬁrst sub-advisor strategy, SSI Investment Management (SSI Convertible Income Arbitrage Strategy); in May 2012, the Fund allocated to its second sub-advisor strategy, Coe Capital Management (Intrinsic EdgeLong Short Strategy); in December 2012, the Fund allocated to its third sub-advisor strategy Horizon Kinetics Investment Management (Horizon Credit Premium Strategy); in March 2013, the Fund allocated to its fourth sub-advisor strategy, Horizon Kinetics Investment Management (Horizon Spin-Off with Path-Dependent Hedge Strategy); in May 2013, the Fund allocated to its ﬁfth sub-advisor strategy, Zebra Capital Management (Zebra US Equity Beta Neutral Hedge Strategy).

PTA believes it is making good progress in its goal to provide a valuable investment tool that assists in a credible response to current global market conditions. The most signiﬁcant impact on performance was the rolling out of sub-advisor investment strategies throughout the year. There was no one easily identiﬁable market condition that deﬁned Fund performance this year. There is no speciﬁc policy of maintaining aspeciﬁed level of distributions to shareholders. The intention of the Fund is to be less dependent on market timing cycles than many other strategies.

In the current environment we continue to prefer, as core exposures, a diversiﬁed range of alternative investment strategies, offered through hedge funds managed by specialist managers. The alternative strategies we favor, while not totally immune from major market upsets, are generally low-correlated to other asset classes. We believe market conditions will continue to be increasingly volatile and solicitous of increasingly disparate public market analyses. The desired impact of PTA’s collective strategies is that they prove to be a reliable and durable addition to bond and equity instruments.

Sincerely,

Christopher R. Wolf

CEO and CIO

Preservation Trust Advisors, LLC

Multi-Alternative Index: measures funds exposed to a combination of strategies like long/short equity and debt, managed futures, global macro, and convertible arbitrage, among others.

S&P 500 Index: an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-capstocks. You cannot invest directly in an index and unmanaged index returns do not reﬂect any fees, expenses or sales charges.

1518-NLD-7/3/2013

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO REVIEW (unaudited)
April 30, 2013

The Fund's performance figures* for the year ended April 30, 2013, compared to its benchmark:
	One Year	Five Year	Inception - April 30, 2013

PTA Comprehensive Alternatives Fund Class I	0.12%	-4.25%	5.15%	(1)
S&P 500 Total Return Index	16.89%	5.21%	8.34%	(2)
PTA Comprehensive Alternatives Fund Class A	-0.19%	n/a	-1.29%	(3)
PTA Comprehensive Alternatives Fund Class A - with load	-5.95%	n/a	-2.77%	(3)
PTA Comprehensive Alternatives Fund Class C	-0.82%	n/a	-2.00%	(3)
S&P 500 Total Return Index	16.89%	5.21%	17.59%	(4)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greated than one year are annualized.  For performance information current to the most recent month-end, please call 1-888-899-2726.

The S&P 500 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.

(1) Inception date is October 1, 2002.  Performance data reflects The PTA Comprehensive Alternatives Fund's predecessor limited investment partnership and is net of management fees and other expenses, but does not include the effect of the performance fee.  The predecessor partnership's performance is only for the periods before the Fund's registration statement was effective, which was May 29, 2009.  During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

(2) Return is as of the Class I inception date of October 1, 2002.
(3) Inception date is May 29, 2009.
(4) Return is as of the Class A and Class C inception date of May 29, 2009.

Top Holdings by Industry	% of Net Assets
Exchange Traded Funds	2.7%
Diversified Financial Services	2.6%
Semiconductors	2.2%
Oil & Gas	2.2%
REITS	2.2%
Telecommunications	1.8%
Internet	1.7%
Debt Funds	1.4%
Banks	1.1%
Other, Cash & Cash Equivalents	82.1%
100.0%

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2013
Shares		Value

	COMMON STOCK - 9.5%
	AGRICULTURE - 0.1%
300	Philip Morris International, Inc.	$ 28,677

	AUTO PARTS & EQUIPMENT - 0.1%
210	Icahn Enterprises LP	15,649

	BEVERAGES - 0.0%
47	Crimson Wine Group Ltd. *	423

	BIOTECHNOLOGY - 0.0%
377	Myriad Genetics, Inc. *	10,499

	BUILDING MATERIALS - 0.5%
340	Eagle Materials, Inc.	23,035
1,000	Fortune Brands Home & Security, Inc. *	36,390
906	Headwaters, Inc. *	9,839
349	Martin Marietta Materials, Inc.	35,246
140	Texas Industries, Inc. *	8,915
		113,425
	CHEMICALS - 0.1%
1,444	Olin Corp.	34,901

	COMMERICAL SERVICES - 0.7%
400	Ascent Capital Group, Inc. *	26,596
699	Euronet Worldwide, Inc. *	21,341
894	K12, Inc. *	22,770
1,928	Korn/Ferry International *	31,908
735	Quanta Services, Inc. *	20,198
826	United Rentals, Inc. *	43,456
		166,269
	COMPUTERS - 0.1%
366	Synapics, Inc. *	15,090
280	Syntel, Inc.	17,688
		32,778
	DISTRIBUTION/WHOLESALE - 0.3%
882	Arrow Electronics,Inc. *	34,601
948	LKQ Corp. *	22,828
		57,429
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
2,098	Dundee Corp. *	78,100
1,255	Ellie Mae, Inc. *	32,655
		110,755
	ELECTRONICS - 0.2%
449	FARO Technologies, Inc. *	17,417
321	OSI Systems, Inc. *	18,393
		35,810
	ENTERTAINMENT - 0.1%
500	Madison Square Garden Co. *	30,135

	HEALTHCARE-PRODUCTS - 0.2%
724	Conceptus, Inc. *	22,451
1,161	Cynosure, Inc. *	30,023
		52,474
	HEALTHCARE-SERVICES - 0.0%
579	Capital Senior Living Corp. *	14,047

	HOLDINGS COMPANY - 0.2%
1,849	Leucadia National Corp.	57,116

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	HOME BUILDERS - 0.5%
2,694	Brookfield Residential Properties, Inc. *	$ 64,360
1,287	Lennar Corp.	53,050
		117,410
	HOME FURNISHINGS - 0.2%
2,141	La-Z-Boy, Inc.	38,666

	INSURANCE - 0.3%
80	Fairfax Financial Holdings Ltd.	32,046
600	Loews Corp.	26,802
		58,848
	INTERNET - 0.7%
1,203	ExactTarget, Inc. *	23,555
600	Expedia, Inc.	33,504
120	F5 Networks, Inc. *	9,172
600	IAC/Interactive Corp.	28,242
400	Liberty Ventures *	29,388
1,400	Liberty Interactive Corp. *	29,806
		153,667
	INVESTMENT COMPANIES - 0.2%
1,274	BAM Investments Ltd. *	27,657
433	Oaktree Capital Group LLC	22,482
		50,139
	MEDIA - 0.7%
600	CBS Corp.	27,468
800	DISH Network Corp.	31,352
300	Liberty Media Corp. *	34,464
1,300	Starz - Liberty Capital *	30,394
400	Viacom, Inc.	25,596
		149,274
	MINING - 0.1%
300	Franco-Nevada Corp.	13,089
300	Franco-Nevada Corp. CA	13,055
		26,144
	MISCELLANEOUS - 0.1%
223	Aptargroup, Inc.	12,510

	OIL & GAS - 0.4%
1,838	Northern Oil and Gas, Inc. *	23,692
900	Paramount Resources Ltd. *	32,044
2,600	WPX Energy, Inc. *	40,638
		96,374
	PIPELINES - 0.0%
121	Atlas Energy LP	6,074

	PRIVATE EQUITIES - 0.4%
600	Blackstone Group LP	12,330
600	KKR & Co. LP	12,600
1,156	Onex Corp.	57,124
		82,054
	REITS - 0.8%
800	Brookfield Asset Management, Inc.	30,872
25	Coresite Realty Corp.	905
159	Digital Realty Trust, Inc.	11,213
1,300	General Growth Properties, Inc.	29,536
897	Host Hotels & Resort, Inc.	16,388
300	Howard Hughes Corp. *	28,314
559	Redwood Trust, Inc.	12,756

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	REITS (Continued) - 0.8%
1,944	Summit Hotel Properties, Inc.	$ 19,420
1,168	Weyerhauser Co.	35,636
		185,040
	RETAIL - 0.4%
279	Burger King Worldwide, Inc.	5,033
210	Children's Place Retail Stores, Inc. *	10,273
600	HSN, Inc.	31,548
422	Pier 1 Imports, Inc.	9,795
600	Sears Holdings Corp. *	30,804
		87,453
	SEMICONDUCTORS - 0.7%
498	Broadcom Corp.	17,928
4,256	Integrated Device Technology, Inc. *	30,260
816	Maxim Integrated Products, Inc.	25,239
1,162	Micron Technology, Inc.	10,946
400	Power Integrations, Inc.	16,564
675	Silicon Motion Technology Corp.	7,358
1,493	Skyworks Solutions, Inc. *	32,950
493	Spreadtrum Communication, Inc.	10,777
500	Time Warner, Inc.	29,890
		181,912
	SOFTWARE - 0.1%
1,105	RADWARE Ltd. *	16,564

	TELECOMMUNICATIONS - 0.7%
857	Arris Group, Inc. *	14,149
700	EchoStar Corp. *	27,489
563	IPG Photonics Corp.	35,852
1,027	Plantronics, Inc.	45,003
5,355	RF Micro Devices, Inc. *	30,042
		152,535
	TRUCKING & LEASING - 0.1%
460	Greenbrier Cos., Inc. *	10,378

	TOTAL COMMON STOCK (Cost - $2,121,169)	2,185,429

	MUTUAL FUNDS - 2.9%
	ALTERNATIVE INVESTMENTS - 0.5%
9,267	Arbitrage Fund - Institutional Class	117,690

	ASSET ALLOCATION FUND - 0.2%
5,274	Taylor Xplor Managed Futures Strategy Fund - Class I	50,158

	CLOSED END FUNDS - 0.8%
1,500	First Trust Strategic High Income Fund II	26,115
3,000	Helios High Income Fund, Inc.	26,400
4,200	Helios Multi-Sector High Income Fund, Inc.	26,670
1,465	Montgomery Street Income Securities, Inc.	25,842
2,500	Nuveen Credit Strategies Income Fund	26,550
855	PIMCO Dynamic Income Fund	26,625
2,700	Western Asset High Income Fund, Inc.	26,487
		184,689
	DEBT FUNDS - 1.4%
14,008	DoubleLine Total Return Bond Fund - Class I	159,830
2,629	FX Strategy Fund - Class A *	23,579
10,867	PIMCO Emerging Markets Bond Fund - Class D	134,863
		318,272

	TOTAL MUTUAL FUNDS (Cost - $662,250)	670,809

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 2.7%
	DEBT FUNDS - 2.7%
6,000	iShares Barclays 1-3 Year Treasury Bond Fund ***	$ 507,060
920	PIMCO Total Return ETF	101,945
	TOTAL EXCHANGE TRADED FUNDS (Cost - $605,540)	609,005

Principal	BONDS & NOTES - 1.5%
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
$ 50,000	Nuveen Investments, Inc., 5.500%, 9/15/15	50,375

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
105,000	General Cable Corp., 4.500%, 11/15/29	127,444

	GAS - 0.5%
2,345	CenterPoint Energy, Inc. 0.273%, 9/15/29	112,413

	IRON/STEEL - 0.2%
2,311	ArcelorMittal, 6.000%, 1/15/16	47,838

	TOTAL BONDS & NOTES - (Cost - $312,646)	338,070

	CONVERTIBLE BONDS & NOTES - 14.7%
	AIRLINES - 0.3%
45,000	Hawaiian Holdings, Inc., 5.000%, 3/15/16	47,531
9,000	Jetblue Airways Corp., 6.750%, 10/15/39	13,894
		61,425
	BIOTECHNOLOGY - 0.4%
30,000	Cubist Pharmaceuticals, Inc., 2.500%, 11/1/17	50,738
21,000	Dendreon Corp., 2.875%, 1/15/16	16,616
13,000	Exelixis, Inc., 4.250%, 8/15/19	13,701
		81,055
	BUILDING MATERIALS - 0.5%
82,000	Cemex SAB de CV, 3.750%, 3/15/18	108,035

	COAL - 0.3%
27,000	Alpha Natural Resources, Inc., 2.375%, 4/15/15	25,380
58,000	Peabody Energy Corp., 4.750%, 12/15/41	46,835
		72,215
	COMMERICAL SERVICES - 0.3%
13,000	Live Nation Entertainment, Inc. 2.875%, 7/15/27	13,081
32,000	PHH Corp., 6.000%, 6/15/17	58,864
		71,945
	COMPUTERS - 0.4%
47,000	Cadence Design Systems, Inc., 2.625%, 6/1/15	87,146

	DISTRIBUTION / WHOLESALE - 0.7%
58,000	WESCO International, Inc., 6.000%, 9/15/29	150,184

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
48,000	DFC Global Corp., 3.00%, 4/01/28	48,329
82,000	Jefferies Group LLC., 3.875%, 11/1/29	85,587
26,000	Knight Capital Group, Inc., 3.500%, 3/15/15	25,805
36,000	National Financial Partners Corp., 4.000%, 6/15/17	73,463
53,000	Walter Investment Management Corp., 4.500%, 11/1/19	55,743
		288,927
	ENVIRONMENTAL CONTROL - 0.2%
44,000	Covanta Holding Corp., 3.250%, 6/1/14	56,898

	FOOD - 0.1%
37,000	Chiquita Brands International, Inc., 4.250%, 8/15/16	34,017

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Principal		Value
	HEALTHCARE - PRODUCTS - 0.5%
$ 9,000	Alere, Inc., 3.000%, 5/15/16	$ 8,921
50,000	NuVasive, Inc., 2.750%, 7/1/17	48,197
51,000	Volcano Corp., 1.750%, 12/1/17	49,374
		106,492
	HOME BUILDERS - 0.7%
44,000	DR Horton, Inc., 2.000%, 5/15/14	88,715
10,000	KB Home, 1.375%, 2/1/19	11,532
16,000	Ryland Group, Inc., 1.625%, 5/15/18	25,170
20,000	Standard Pacific Corp., 1.250%, 8/1/32	26,575
		151,992
	INSURANCE - 0.8%
86,000	Amtrust Financial Services, Inc.,5.500%, 12/15/21	115,048
15,000	MGIC Investment Corp., 2.000%, 4/1/20	16,416
46,000	Radian Group, Inc., 2.250%, 3/1/19	60,310
		191,774
	INTERNET - 1.0%
21,000	Equinix, Inc., 3.000%, 10/15/14	41,632
84,000	VeriSign, Inc., 3.250%, 8/15/37	122,850
70,000	WebMD Health Corp., 2.500%, 1/31/18	64,138
		228,620
	LODGING - 0.3%
68,000	MGM Resorts International, 4.250%, 4/15/15	75,267

	METAL FABRICATE/HARDWARE - 0.1%
21,000	RTI Internationa Metals, Inc., 1.625%, 10/15/19	21,420

	MINING - 0.9%
45,000	Horsehead Holding Corp., 3.800%, 7/1/17	44,971
15,000	Kaiser Aluminum Corp., 4.500%, 4/1/15	20,559
70,000	Sterlite Industries India Ltd., 4.000%, 10/30/14	68,075
57,000	Stillwater Mining Co., 1.750%, 10/15/32	66,338
		199,943
	OIL & GAS - 1.4%
60,000	Chesapeake Energy Corp., 2.500%, 5/15/37	57,938
58,000	Cobalt International Energy, Inc., 2.625%, 12/1/19	64,851
49,000	Goodrich Petroleum Corp., 5.000%, 10/1/29	48,724
45,000	Western Refining, Inc., 5.750%, 6/15/14	143,128
		314,641
	OIL & GAS SERVICES - 0.1%
16,000	Newpark Resources, Inc., 4.000%, 10/1/17	19,870

	PHARMACEUTICALS - 0.5%
35,000	Endo Health Solutions, Inc. 1.750%, 4/15/15	47,206
25,000	Omnicare, Inc., 3.750%, 12/15/25	43,141
25,000	Theravance, Inc., 2.125%, 1/15/23	35,104
		125,451
	REITS - 0.4%
20,000	Forest City Enterprises, Inc., 4.250%, 8/15/18	22,605
42,000	Forester Group, Inc., 3.750%, 3/1/20	49,324
23,000	iStar Financial, Inc., 3.000%, 11/15/16	28,091
		100,020
	RETAIL - 0.2%
30,000	Regis, Corp., 5.000%, 7/15/14	38,392

	SEMICONDUCTORS - 1.5%
20,000	GT Advanced Technologies, Inc. 3.000%, 10/01/17	16,975
96,000	Microchip Technology, Inc., 2.125%, 12/15/37	135,604
78,000	Micron Technology, Inc., 1.500%, 8/1/31	87,547
75,000	Novellus Systems, Inc., 2.625%, 5/15/41	111,454
		351,580

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Principal		Value
	SOFTWARE - 0.6%
$ 40,000	Bottomline Technologies, Inc., 1.500%, 12/1/17	$ 44,583
63,000	Electronic Arts, Inc., 0.750%, 7/15/16	60,994
18,000	Take-Two Interactive Software, Inc., 4.375%, 6/1/14	26,606
		132,183
	TELECOMMUNICATIONS - 1.1%
22,000	Ciena Corp., 4.000%, 12/15/20	25,465
65,000	SBA Communications Corp., 4.000%, 10/1/14	170,097
24,000	Virgin Media, Inc., 6.500%, 11/15/16	62,355
		257,917
	TRUCKING & LEASING - 0.1%
13,000	Greenbrier Cos, Inc., 3.500%, 4/1/18	13,252

	TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,097,354)	3,340,661
Shares
	CONVERTIBLE PREFERRED STOCK - 6.0%
	ADVERTISING - 0.3%
52	Interpublic Group of Cos., Inc., 5.250%, 12/31/49	64,480

	AGRICULTURE - 0.8%
775	Bunge Ltd., 4.875%, 12/31/49	81,375
86	Universal Corp. 6.750%, 12/31/49	111,302
		192,677
	AIRLINES - 0.1%
642	Continental Airlines Finance Trust II, 6.000%, 11/15/30	30,515

	AUTOPARTS & EQUIPMENT - 0.2%
861	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	37,522

	BANKS - 1.1%
38	Bank of America Corp., 7.250%, 12/31/49	47,298
14	Huntington Bancshares, Inc., 8.500%, 12/31/49	18,844
750	KeyCorp, 7.750%, 12/31/49	97,125
1,951	Synovus Financial Corp., 8.250%, 5/15/13	48,326
40	Wintrust Financial Corp., 5.000%, 12/31/49	41,225
		252,818
	COMPUTERS - 0.1%
267	Unisys Corp., 6.250%, 3/1/14	15,339

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
2,495	AMG Capital Trust II, 5.150%, 10/15/37	133,950

	HEALTHCARE - PRODUCTS - 0.2%
192	Alere, Inc., 3.000%, 12/31/49	47,021

	HEALTHCARE - SERVICES - 0.5%
87	HealthSouth Corp., 6.500%,12/31/49	105,050

	HOME BUILDERS - 0.0%
398	Beazer Homes USA, Inc., 7.500%, 7/15/15	10,961

	INSURANCE - 0.4%
700	Aspen Insurance Holdings Ltd., 5.625%, 12/31/49	45,528
865	Metlife, Inc., 5.000%, 3/26/14	43,380
		88,908
	OIL & GAS - 0.4%
135	Energy XXI Bermuda Ltd., 5.625%,12/31/49	36,155
579	Sandrige Energy, Inc., 7.000%, 12/31/49	49,215
		85,370

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	PHARMACEUTICALS - 0.2%
913	Omnicare Capital Trust II, 4.000%, 6/15/33	$ 49,704

	REITS - 1.1%
3,605	Alexandria Real Estate Equities, Inc., 7.000%, 12/31/49	99,642
1,977	Health Care REIT, Inc., 6.500%, 12/31/49	133,843
202	iStar Financial Corp., 4.500%, 12/31/49	11,060
		244,545

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,242,549)	1,358,860

	SHORT-TERM INVESTMENTS - 58.1%
1,993,991	AIM - Invesco Short-Term Investment Trust - Tax Free Cash Reserve Portfolio - Private Class, 0.02% **	1,993,991
11,166,278	Dreyfus Cash Management Fund - Institutional Shares, 0.05% **	11,166,278
	TOTAL SHORT-TERM INVESTMENTS (Cost - $13,160,269)	13,160,269

	TOTAL INVESTMENTS - 95.4% (Cost - $21,201,777)(a)	$ 21,663,103
	SECURITIES SOLD SHORT - (15.3)% (Proceeds - $3,220,226)	(3,498,944)
	CALL OPTIONS WRITTEN - 0.0% (Proceeds $3,446)	(3,726)
	PUT OPTIONS WRITTEN - 0.0% (Proceeds $7,298)	(6,780)
	OTHER ASSETS LESS LIABILITIES - 19.9%	4,502,361
	NET ASSETS - 100.0%	$ 22,656,014

	SECURITIES SOLD SHORT - (15.3)%
233	ADT Corp.	10,168
321	Affiliated Managers Group	49,973
882	Alere, Inc.	22,650
442	Alexandria Real Estate Equities	32,164
45	Alpha Natural Resources	334
2,364	AmTrust Financial Services	74,844
218	Apogee Enterprises, Inc.	5,555
2,629	ArcelorMittal	32,836
1,138	Aspen Insurance Holdings Ltd.	43,460
30	Bank of America Corp.	369
454	Beazer Homes USA, Inc.	7,337
879	Bottomline Technologies, Inc.	23,030
460	Bunge Limited	33,217
5,637	Cadence Design System, Inc.	77,791
183	Calumet Specialty Products	6,910
6,868	Cemex SA de C V	77,263
385	Chesapeake Energy Corp.	7,523
2,692	Chico's FAS, Inc.	49,183
323	Chiquita Brands International	2,787
729	Ciena Corp.	10,906
1,138	Cobalt International, Inc.	31,796
2,334	Covanta Holding Corp.	46,680
921	Cubist Pharmaceuticals, Inc.	42,292
2,784	D R Horton, Inc.	72,607
21	Dendreon Corp.	99
301	Devry, Inc.	8,431
1,125	DFC Global Corp.	15,188
612	Drew Industries, Inc.	22,093
742	DuPoint Fabros Technology, Inc.	18,654
484	Electronic Arts, Inc.	8,523
779	Endo Pharmaceuticals Holdings	28,543
1,002	Energy XXI Ltd.	22,785
231	Equinix, Inc.	49,457
456	Ethan Allen Interiors, Inc.	13,352
1,800	Exelixis, Inc.	9,342
428	Forest City Enterprises- Cl. A	7,991
1,296	Forestar Real Estate Group	27,916

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	SECURITIES SOLD SHORT (Continued) - (15.3)%
483	Foster Wheeler AG	$ 10,191
2,435	General Cable Corp.	83,959
70	Goodrich Petroleum Corp.	913
2,214	Goodyear Tire & Rubber Co.	27,664
137	Greenbrier Cos., Inc.	3,091
1,297	GT Advanced Technologies, Inc.	5,097
2,854	Hawaiian Holdings, Inc.	15,668
1,161	Health Care REIT, Inc.	87,040
1,725	Healthsouth Corp.	47,437
736	Henry Jack & Associates, Inc.	34,150
1,980	Horsehead Holding Corp.	21,186
159	Hub Group, Inc. Cl. A	5,827
93	Huntington Bancshares, Inc.	667
928	iGATE Corp.	15,488
809	Interface, Inc.	13,543
2,091	Interpublic Group Cos., Inc.	28,939
177	iShares Dow Jones US Home Construction Index	4,294
1,780	IStar Financial, Inc.	20,790
1,395	JetBlue Airways Corp.	9,612
249	Kaiser Aluminum Corp.	15,687
183	KB Home	4,125
1,062	Keycorp	10,588
251	Knight Capital Group	889
1,889	Lam Research Corp.	87,310
344	Lancaster Colony Corp.	27,152
103	Leucadia National Corp.	3,184
48	Live Nation Entertainment, Inc.	606
2,508	Market Vectors Semiconductor	92,921
722	Metlife, Inc.	28,151
150	Mettler Toledo International	31,344
1,296	MGIC Investment Corp.	6,998
1,258	MGM Resorts International	17,763
3,244	Microchip Technology, Inc.	118,147
5,337	Micron Technology, Inc.	50,275
284	MWI Veterinary Supply, Inc.	33,430
2,386	National Financial Partners	60,461
1,002	Newpark Resources	10,521
358	Nuvasive, Inc.	7,507
1,430	Omnicare, Inc.	62,591
504	Peabody Energy Corp.	10,110
2,170	PHH Corp.	45,744
281	Polaris Industries, Inc.	24,219
23	Polo Ralph Lauren Corp.	4,176
2,816	Radian Group, Inc.	33,651
1,432	Regis Corp.	26,850
615	Rofin-Sinar Technologies, Inc.	15,313
259	RTI International Metals, Inc.	7,516
350	Ryland Group Inc.	15,771
6,264	Sandridge Energy, Inc.	32,197
2,079	SBA Communications Corp. Cl. A	164,220
2,575	Technology Select Sector SPDR Fund	79,336
690	SPDR S&P Homebuilders ETF	20,900
301	Materials Select Sector SPDR Fund	11,905
139	SPDR S&P Retail ETF	10,212
102	Consumer Staples Select Sector SPDR Fund	4,176
149	Industrial Select Sector SPDR Fund	6,176
1,523	Standard Pacific Corp.	13,783
343	Sterlite Industries India Ltd.	2,480
84	Steven Madden Ltd.	4,085
3,543	Stillwater Mining Co.	44,075

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	SECURITIES SOLD SHORT (Continued) - (15.3)%
129	Stratasys Ltd.	$ 10,713
967	Swift Transportation Co.	13,557
17,591	Synovus Financial Corp.	47,320
1,265	Take-Two Interactive Software	19,304
1,998	Tetra Technologies, Inc.	18,242
720	Theravance, Inc.	24,300
909	Thor Industries	33,715
137	Time Warner Cable - A	12,863
549	Time Warner, Inc.	32,819
751	Unisys Corp.	14,367
304	United Continental Holdings	9,819
1,518	Universal Corp.	87,361
2,084	Verisign, Inc.	96,010
1,158	Virgin Media, Inc.	56,487
830	Volcano Corp.	16,841
587	Walter Investment Management	19,700
138	Web MD Health Corp.	3,333
1,921	Wesco International, Inc.	137,716
4,506	Western Refining, Inc.	139,280
810	Wintrust Financial Corp.	29,047
	TOTAL SECURITIES SOLD SHORT (Proceeds - $3,220,226)	3,498,944

Contracts	SCHEDULE OF CALL OPTIONS WRITTEN - 0.0%
6	Blackstone Group LP
	Expiration January 2014, Exercise Price $20	1,356
6	KKR & Co. LP
	Expiration January 2014, Exercise Price $20	1,170
4	Oaktree Capital Group LLC
	Expiration October 2013, Exercise Price $50	1,200
	TOTAL CALL OPTIONS WRITTEN - (Proceeds $3,446)	3,726

	SCHEDULE OF PUT OPTIONS WRITTEN - 0.0%
6	Apollo Global Management
	Expiration September 2013, Exercise Price $20	330
18	JC Penney Corp., Inc.
	Expiration January 2015, Exercise Price $13	5,670
13	Live Nation Entertainment, Inc.
	Expiration January 2014, Exercise Price $10	780
	TOTAL PUT OPTIONS WRITTEN - (Proceeds $7,298)	6,780

	TOTAL OPTIONS WRITTEN - (Proceeds $10,744)	10,506

* Non-Income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2013
*** All or a portion of the security is held as collateral for short positions

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (including securities sold short and written options) is $18,026,468 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 618,946
	Unrealized depreciation:	(491,701)
	Net unrealized appreciation:	$ 127,245

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013

ASSETS
Investment securities:
At cost	$ 21,201,777
At value	$ 21,663,103
Cash held as collateral	4,464,781
Receivable due from Advisor	17,304
Receivable for Fund shares sold	170,831
Receivable for securities sold	171,247
Dividends and interest receivable	31,429
Prepaid expenses & other assets	37,266
TOTAL ASSETS	26,555,961

LIABILITIES
Securities sold short at value (Proceeds $3,220,226)	3,498,944
Options written, at value (Proceeds $10,744)	10,506
Payable for fund shares redeemed	39,930
Payable for securities purchased	319,493
Fees payable to other affiliates	11,900
Accrued expenses and other liabilities	19,174
TOTAL LIABILITIES	3,899,947
NET ASSETS	$ 22,656,014

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 23,641,623
Undistributed net investment loss	(91,921)
Accumulated net realized loss from investments and securities sold short	(1,076,534)
Net unrealized appreciation (depreciation) on:
Investments and options written	461,564
Securities sold short	(278,718)
NET ASSETS	$ 22,656,014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 15,351,338
Shares of beneficial interest outstanding	951,557
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$ 16.13
Maximum offering price per share (maximum sales charge of 5.75%)	$ 17.11

Class C Shares:
Net Assets	$ 510,120
Shares of beneficial interest outstanding	32,563
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$ 15.67

Class I Shares:
Net Assets	$ 6,794,556
Shares of beneficial interest outstanding	416,885
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$ 16.30

(a)	The fund will impose a 1.50% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b)

For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

INVESTMENT INCOME
Dividends (less foreign dividend tax withholding of $127)	$ 107,827
Interest	45,134
TOTAL INVESTMENT INCOME	152,961

EXPENSES
Investment advisory fees	140,014
Distribution (12b-1) fees - Class A	8,254
Distribution (12b-1) fees - Class C	1,822
Administration fees	53,290
Registration fees	45,001
Fund accounting fees	34,937
Transfer agent fees	32,155
Interest expense	31,383
Dividends on securities sold short	32,620
Legal fees	29,447
Chief compliance officer fees	26,596
Audit fees	16,900
Custody fees	13,603
Printing expenses	10,693
Trustees' fees	5,103
Other expenses	6,269
TOTAL EXPENSES	488,087

Fees waived/reimbursed by the Advisor	(191,303)

NET EXPENSES	296,784
NET INVESTMENT LOSS	(143,823)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	148,762
Options written	-
Securities sold short	(165,913)
Distribution of realized gains from underlying investment companies	451
(16,700)
Net change in unrealized appreciation (depreciation) on:
Investments	431,890
Options written	(239)
Securities sold short	(219,009)
212,642

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	195,942

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 52,119

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
FROM OPERATIONS
Net investment loss	$ (143,823)	$ (181,554)
Distribution of realized gains from underlying investment companies	451	-
Net realized loss from investments and securities sold short	(17,151)	(499,188)
Net change in unrealized appreciation (depreciation) on
investments, options written and securities sold short	212,642	(584,382)
Net increase / (decrease) in net assets resulting from operations	52,119	(1,265,124)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	15,199,384	575,559
Class C	495,465	18,720
Class I	5,954,716	3,271,400
Payments for shares redeemed:
Class A	(497,629)	(6,617,543)
Class C	(41,190)	(128,238)
Class I	(3,218,809)	(5,325,175)
Net increase / (decrease) in net assets from shares of beneficial interest	17,891,937	(8,205,277)

TOTAL INCREASE / (DECREASE) IN NET ASSETS	17,944,056	(9,470,401)

NET ASSETS
Beginning of Year	4,711,958	14,182,359
End of Year	$ 22,656,014	$ 4,711,958
*Includes accumulated net investment loss of:	$ (91,921)	$ (31,725)

SHARE ACTIVITY
Class A:
Shares Sold	943,858	34,709
Shares Redeemed	(30,949)	(409,138)
Net increase / (decrease) in shares of beneficial interest outstanding	912,909	(374,429)

Class C:
Shares Sold	31,693	1,180
Shares Redeemed	(2,627)	(7,974)
Net increase / (decrease) in shares of beneficial interest outstanding	29,066	(6,794)

Class I:
Shares Sold	367,493	199,438
Shares Redeemed	(198,293)	(330,330)
Net increase / (decrease) in shares of beneficial interest outstanding	169,200	(130,892)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A

		For the	For the	For the		For the
		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 16.16	$ 17.65	$ 18.41		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.26)	(0.47)	(0.31)		(0.31)
	Net realized and unrealized gain
	(loss) on investments	0.23	(1.02)	0.00	**	1.32
Total from investment operations		(0.03)	(1.49)	(0.31)		1.01

Less distributions from:
	Net investment income	-	-	-		-
	Net realized gains	-	-	(0.45)		(0.31)
Total distributions		-	-	(0.45)		(0.31)

Net asset value, end of period		$ 16.13	$ 16.16	$ 17.65		$ 18.41

Total return (3)		(0.19)%	(8.44)%	(1.62)%		5.71%	(4)

Net assets, at end of period (000's)		$ 15,351	$ 624	$ 7,291		$ 6,479

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	4.30%	6.25%	4.14%		4.21%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	2.80%	3.40%	3.06%		2.39%	(8)
Ratio of net investment loss
	to average net assets (7)	(1.58)%	(2.81)%	(1.85)%		(1.84)%	(8)

Portfolio Turnover Rate		170%	552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class A shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 3.73% for the year ended Apil 30, 2013, 5.08% for the year ended April 30, 2012, 3.12% for the year ended April 30, 2011 and 3.57% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.23% for the year ended April 30, 2013, 2.23% for the year ended April 30, 2012, 2.05% for the year ended April 30, 2011 and 1.75% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C

		For the	For the	For the		For the
		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 15.80	$ 17.39	$ 18.28		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.35)	(0.59)	(0.44)		(0.44)
	Net realized and unrealized gain
	(loss) on investments	0.22	(1.00)	0.00	**	1.32
Total from investment operations		(0.13)	(1.59)	(0.44)		0.88

Less distributions from:
	Net investment income	-	-	-		-
	Net realized gains	-	-	(0.45)		(0.31)
Total distributions		-	-	(0.45)		(0.31)

Net asset value, end of period		$ 15.67	$ 15.80	$ 17.39		$ 18.28

Total return (3)		(0.82)%	(9.14)%	(2.35)%		4.97%	(4)

Net assets, at end of period (000's)		$ 510	$ 55	$ 179		$ 144

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	5.21%	7.81%	4.80%		5.23%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	3.55%	4.15%	3.72%		3.19%	(8)
Ratio of net investment loss
	to average net assets (7)	(2.20)%	(3.64)%	(2.51)%		(2.60)%	(8)

Portfolio Turnover Rate		170%	552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class C shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 4.64% for the year ended April 30, 2013, 6.64% for the year ended April 30, 2012, 3.92% for the year ended April 30, 2011 and 4.54% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.98% for the year ended April 30, 2013, 2.98% for the year ended April 30, 2012, 2.80% for the year ended April 30, 2011 and 2.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I

		For the	For the	For the		For the
		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 16.28	$ 17.73	$ 18.45		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.18)	(0.41)	(0.27)		(0.27)
	Net realized and unrealized gain
	(loss) on investments	0.20	(1.04)	0.00	**	1.32
Total from investment operations		0.02	(1.45)	(0.27)		1.05

Less distributions from:
	Net investment income	-	-	-		-
	Net realized gains	-	-	(0.45)		(0.31)
Total distributions		-	-	(0.45)		(0.31)

Net asset value, end of period		$ 16.30	$ 16.28	$ 17.73		$ 18.45

Total return (3)		0.12%	(8.18)%	(1.40)%		5.94%	(4)

Net assets, at end of period (000's)		$ 6,795	$ 4,032	$ 6,713		$ 8,528

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	4.35%	6.39%	3.59%		4.22%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	2.55%	3.15%	2.54%		2.08%	(8)
Ratio of net investment loss
	to average net assets (7)	(1.12)%	(2.46)%	(1.56)%		(1.58)%	(8)

Portfolio Turnover Rate		170%	552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class I shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 3.77% for the year ended April 30, 2013, 5.22% for the year ended April 30, 2012, 2.84% for the year ended April 30, 2011 and 3.64% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 1.98% for the year ended April 30, 2013, 1.98% for the year ended April 30, 2012, 1.80% for the year ended April 30, 2011 and 1.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

 1. ORGANIZATION

The PTA Comprehensive Alternatives Fund (the “Fund”), formerly known as the Long-Short Fund and the Bull Path Long-Short Fund, is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

The Fund currently offers three classes of shares; Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid price on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,185,429	$ -	$ -	$ 2,185,429
Mutual Funds	670,809	-	-	670,809
Exchange Traded Funds	609,005	-	-	609,005
Bonds & Notes	-	338,070	-	338,070
Convertible Bonds & Notes	-	3,340,661	-	3,340,661
Convertible Preferred Stocks	985,398	373,462	-	1,358,860
Short-Term Investments	13,160,269	-	-	13,160,269
Total	$ 17,610,910	$ 4,052,193	$ -	$ 21,663,103
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$ 3,498,944	$ -	$ -	$ 3,498,944
Call Options Written	3,726	-	-	3,726
Put Options Written	6,780	-	-	6,780
Total	$ 3,509,450	$ -	$ -	$ 3,509,450

*Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year. It is the Fund’s policy to consider transfers into or out of Level 1 or Level 2 as of the end of the reporting period. There were no transfers into or out of Level 1 and 2 during the current period presented.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

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NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and dividend expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Option Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  See Footnote 5 for more information.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash is held as collateral.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States (GAAP). These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or for the year ended April 30, 2013, related to uncertain tax positions taken on returns filed for the open tax years 2009-2011 or expected to be taken in the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $14,462,214 and $8,293,747, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Preservation Trust Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. The Advisor manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets to the Fund’s sub-advisors. The Fund’s sub-advisors are SSI Investment Management, Inc., Coe Capital Management, LLC and Horizon Asset Management, LLC. The Advisor pays each of the sub-advisors a portion of its advisory fee.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, at least until October 31, 2013 to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 2.23%, 2.98% and 1.98% per annum of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. During the year ended April 30, 2013 the Advisor waived fees totaling $140,014 and reimbursed fees totaling $51,289.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Class A, Class C and Class I shares are subsequently less than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed their respective expense limitation. If Fund Operating Expenses attributable

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

to the Class A, Class C and Class I shares subsequently exceed their respective expense limitation per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2013 there was $367,889 of fee waiver reimbursements subject to recapture. $176,586 is subject to recapture by April 30, 2015 and $191,303 subject to recapture by April 30, 2016.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended April 30, 2013, pursuant to the Plan, the Class A Shares paid $8,254 and the Class C Shares paid $1,822.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Effective April 1, 2013, with the approval of the Board, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

5. DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2013 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	-	$ -
Options written	53	10,744
Options closed	-	-
Options exercised	-	-
Options expired	-	-
Outstanding at End of Year	53	$ 10,744

For the year ended April 30, 2013, the amount of unrealized appreciation and realized gain on option contracts subject to equity price risk amounted to $239 and $0, respectively. The fair value of these equity derivatives is $10,506. Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations and serve as an indicator of the volume of derivative activity for the fund for the year.

6. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Dreyfus Cash Management Fund (the “Portfolio”), a registered open-end fund incorporated in the United States. The Fund may redeem its investments from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of The Portfolio. The financial statements of the Portfolio, including the portfolio of investments, can be found at Dreyfus’ website www.dreyfus.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2013, the percentage of the Fund’s net assets invested in the Portfolio was 49.3%.

7.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the Investment Company Act of 1940.  As of April 30, 2013, Pershing LLC held 72.57% of the Fund’s Class A Shares, American Enterprise Investment Services held 72.64% of the Fund’s Class C shares and LPL Financial held 80.47% of the Fund’s Class I shares.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

8.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Other	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Book/Tax	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Differences	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (93,053)	$ (1,666)	$ (1,018,075)	$ 127,185	$ (985,609)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss, and  unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for constructive sales, real estate investment trusts and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $92,242.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $811.

At April 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-term	Long-term	Total	Expiration
$ 497,895	$ -	$ 497,895	4/30/2019
492,166	28,014	520,180	Non-expiring
$ 990,061	$ 28,014	$ 1,018,075

The Regulated Investment Company Modernization Act of 2010 (the “Act”) which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment.  As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.

Permanent book and tax differences primarily attributable to net operating losses, and adjustments for real estate investment trusts and dividend expense, resulted in reclassification for the year ended April 30, 2013 as follows: a decrease in paid in capital of $81,578 and a decrease in undistributed net investment loss of $83,627 and an increase in accumulated net realized loss from security transactions of $2,049.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

9.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.50% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended April 30, 2013, the Fund did not assess any redemption fees.

10.   NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

11.    SUBSEQUENT EVENTS

On May 23, 2013, the Advisor engaged Zebra Capital Management to serve as sub-advisor to the Fund. Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

PTA Comprehensive Alternatives Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PTA Comprehensive Alternatives Fund (the “Fund”), a series of Northern Lights Fund Trust, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PTA Comprehensive Alternatives Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 1, 2013

Approval of Advisory Agreement – PTA Comprehensive Alternatives Fund *

In connection with the June 22, 2011 meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement, discussed the approval of an investment advisory agreement between Preservation Trust Advisors, LLC (“PTA” or the “Adviser”) and the Trust, on behalf of the PTA Comprehensive Alternatives Fund (the “Fund”).

Nature, Extent and Quality of Services.  A presentation was given by representatives of PTA regarding the investment experience of Christopher Wolf, the proposed portfolio manager for the Fund, as well as the investment experience of the officers and support staff of PTA.  The representatives also discussed expanding the alternative investment strategies of the Fund beyond a long-short strategy as well as PTA's qualification to manage such strategies.  The Trustees discussed the extent of PTA's research capabilities and the experience of its asset management personnel.  The Trustees noted that PTA has adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund's investment policies and limitations, as well as federal securities laws.  The Trustees concluded that PTA has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because PTA had not yet commenced managing the Fund, the Trustees could not consider the Fund's investment performance.  However, the Board, including the Independent Trustees, considered the past performance of Cogo Wolf Asset Management, LLC ("Cogo"), which shares key personnel with PTA, including Mr. Wolf.  The Trustees reviewed the performance of a private fund, with an investment strategy substantially similar to that of the Fund, for which Cogo serves as investment adviser.  The Trustees concluded that the prior performance information was helpful, but not directly comparable to the Fund.  Based upon the totality of investment experience of PTA and its key employees, the Board concluded that PTA has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that PTA would charge a 1.25% annual advisory fee based on the average net assets of the Fund, the same as the fee previously paid to Bull Path.  The Trustees concluded that the Fund's advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in a long-short strategy peer group.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any economies of scale.  It was noted that because of the Fund's size, economies of scale were unlikely to be realized in the near future and were not a relevant consideration. After discussion, the Trustees stated that the officers will monitor the Fund's asset level, and, if economies of scale become a relevant consideration, they would re-evaluate the Fund's advisory fee when the New Management Agreement is considered for renewal.

Profitability.  The Board considered the anticipated profits to be realized by PTA in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by PTA from other activities related to the Fund. The Trustees noted that PTA has agreed to waive part or all of its management fees and reimburse the Fund for expenses to limit the amount of the Fund's normal operating expenses (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) such that they will not exceed 1.98% for Class I shares, 2.98% for Class C shares and 2.23% for Class A shares.  The Board noted that because of that agreement and the Fund's size, any profits earned by PTA were expected to be reasonable.

Conclusion.  Having requested and received such information from PTA as the Board believed to be reasonably necessary to evaluate the terms of the New Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of the Sub-Advisory Agreements (COE Capital Management, LLC and SSI Investment Management, Inc.) – PTA Comprehensive Alternatives Fund *

In connection with a regular meeting held on December 14, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”),  including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the sub-advisory agreement (the “Independent Trustees”), discussed the approval of  the sub-advisory agreements (the “Sub-Advisory Agreements”) between Coe Capital Management, LLC (“Coe”) and SSI Investment Management, Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and the Trust, on behalf of PTA Comprehensive Alternatives Fund (the “Fund”). In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements from the Sub-Advisers. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Adviser’s operations, the quality of it compliance infrastructure and the experience of each Sub-Adviser firm’s fund management personnel.  The Board then reviewed financial information about each firm provided by each Sub-Adviser. The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because each Sub-Adviser was not yet advising the Fund, the Trustees concluded that the Funds investment performance was not a significant factor to their deliberations. However, the Board, including the Independent Trustees, considered each Sub-Adviser’s past performance with its separately managed accounts. The Board concluded that each Sub-Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that Coe proposed to charge an annual sub-advisory fee of 1.00% based on the average net assets of the portion of the applicable PTA Fund managed by the Sub-Adviser, and that SSI proposed to charge an annual sub-advisory fee of 1.00% based on the average net assets of the portion of the PTA managed by the firm.  The Board also compared the sub-advisory fees to the fees charged by each Sub-Adviser for its separate. The Trustees concluded that the sub-advisory fees under each Sub-Advisory Agreement, as applicable, were reasonable.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreements, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by each Sub-Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the sub-advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that approval of the Sub-Advisory Agreements is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of the Sub-Advisory Agreements (Horizon Asset Management, LLC) – PTA Comprehensive Alternatives Fund *

In connection with the regular meeting held on November 14, 2012 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Preservation Trust Advisors, LLC (the “Adviser”) and Horizon Asset Management, LLC (“Horizon” or the “Sub-Adviser”), on behalf of PTA Comprehensive Alternatives Fund (the “Fund”). The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to its proposed Sub-Advisory Agreement, including information on each firm's investment strategies executed for their existing clients.

Nature, Extent and Quality of Services.  The Trustees noted that Horizon will render investment management services to manage the Fund, in a customized, high yield strategy, which will include a collateralized put-writing component as a means of generating additional income. They further noted that as part of the sub-adviser’s collateralized put-writing strategy it will write exchange traded put options on a basket of liquid, large capitalization companies, indexes, and ETF/ETNs.  The Board considered that the portfolio manager and founder of the sub-adviser, Murry Stahl, has 30 years of experience and that the portfolio management team has a diverse educational background and each person on the team brings many years of industry experience.  They noted the firm’s significant assets under management and that Horizon has pre- and post-trade monitoring systems in place.  The Trustees also considered that the sub-adviser’s strategy has components that would not generally be available to the general public which, they noted, would provide a hedge fund type strategy to the mutual fund shareholders.  The Trustees were optimistic about the level of services that Horizon could provide to the Fund.

Performance.  Because Horizon had not yet begun sub-advising the Fund, the Trustees did not consider the Fund’s performance.  Instead, they reviewed the performance of a separately managed account composite and a high yield account managed by the sub-adviser.  They noted that over the last 1 year and 5 year periods, the sub-adviser trailed its benchmark.  However, the Trustees noted that the sub-adviser’s long term track record is strong as evidenced by the sub-adviser’s separately managed account composite outperformance over 10 years and since inception.  The Board also reviewed the returns of the sub-adviser’s put strategy and agreed that it could benefit the Fund.  Finally, the Board considered the sub-adviser’s representation that, while they are cognizant of overall market and benchmark performance, its portfolio managers do not actively monitor tracking error, and in no way does tracking error affect the management of their client accounts.  The Trustees concluded that the proposed sub-adviser’s long term track record is strong.

Fees and Expenses.  The Trustees noted that the sub-advisory fee will be a 1.00% flat fee which will include the collateralized put-writing component as a means of generating additional income while incurring little incremental volatility.  They considered that the sub-adviser charges the same fee for the other accounts it manages, and that the addition of this sub-adviser to the Fund will not increase the overall management fee to shareholders.  The Trustees further noted that the sub-adviser will employ a hedge fund type strategy, at a lower cost than is typical and that the fee was reasonable.

Economies of Scale.  The Board considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the current size of the Fund, and the consideration that the matter is more appropriately considered at the advisory contract level, the Trustees determined that economies of scale would be revisited when the advisory contract is renewed.

Profitability.  The Board noted that the estimated revenues and profit, as a percent of revenue is fairly high, but the profit in real dollars was modest.  The Trustees agreed that the percentage of profit is not the only relevant consideration and noted that the overall dollars received as compensation is not excessive given the costs and risks associated with managing a mutual fund and the expertise the sub-adviser brings.  The Board concluded that the profits were not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee structure is reasonable and that approval of the agreement is in the best interests of NLFT and the future shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund

PTA COMPREHENSIVE ALTERNATIVES FUND

EXPENSE EXAMPLES (unaudited)

April 30, 2013

As a shareholder of PTA Comprehensive Alternatives Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The PTA Comprehensive Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on PTA Comprehensive Alternatives Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Fund’s Annualized Expense Ratio		Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period*	Ending Account Value 4/30/13	Expenses Paid During Period*
PTA Comprehensive Alternatives Fund
Class I	1.98%	$1,000.00	$1,008.00	$9.86	$1,014.98	$9.89
Class A	2.23%	$1,000.00	$1,006.20	$11.09	$1,013.74	$11.13
Class C	2.98%	$1,000.00	$1,003.20	$14.80	$1,010.02	$14.85

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-899-2726.

4/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-899-2726 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-899-2726.

INVESTMENT ADVISOR

Preservation Trust Advisors, LLC

One Embarcadero Center, Suite 1140

San Francisco, CA 94111

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

       2012 - $13,500

2013 - $14,000

(b)

Audit-Related Fees

       2012 - None

2013 - None

(c)

Tax Fees

             2012 - $2,500

2013 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

       2012 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,500

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/11/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/11/13